UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 13, 2021

LESLIE’S, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39667	20-8397425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2005 East Indian School Road

Phoenix, Arizona 85016

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (602) 366-3999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LESL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 11, 2021, the Board of Directors (the “Board”) of Leslie’s, Inc. (the “Company”) increased the size of the Board from nine to ten members and elected James Ray, Jr. to the Board, effective August 13, 2021. The Board also appointed Mr. Ray to the Nominating and Corporate Governance Committee and Compensation Committee of the Board.

Mr. Ray will receive compensation for service as a non-employee director of the Company consistent with the compensation generally provided to other non-employee directors, as determined by the Board from time to time. Compensation for the Company’s non-employee directors is described in the Company’s Annual Report on Form 10-K for the fiscal year ended October 3, 2020 as filed with the Securities and Exchange Commission on December 23, 2020.

There are no arrangements or understandings between Mr. Ray and any other persons pursuant to which Mr. Ray was selected as a director. Mr. Ray has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Ray, age 57, served from 2013 to 2020 in various leadership capacities at Stanley Black & Decker, Inc, most recently as President of STANLEY Engineered Fastening. He previously served from 2009 to 2013 as Senior Vice President and General Manager of TE Connectivity Inc. (f/k/a Tyco Electronics) where he was responsible for its North and South American Automotive connectivity business.  From 1993 to 2009 Mr. Ray served in numerous engineering and operational leadership roles at General Motors Company, where he began his career, and at Delphi Corporation following its spin-off from GM.  He currently serves on the board of directors of Commercial Vehicle Group, Inc. and R.R. Donnelley & Sons Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LESLIE’S, INC.

By:	/s/ Steven M. Weddell
Name:	Steven M. Weddell
Title:	Executive Vice President and Chief Financial Officer

Date: August 13, 2021

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